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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Check the appropriate box:
/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
MONACO COACH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MONACO COACH CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 16, 2002

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Monaco Coach Corporation (the "Company"), a Delaware corporation, will be held on May 16, 2002 at 10:00 a.m., local time, at the Company's principal executive offices, located at 91320 Industrial Way, Coburg, Oregon, for the following purposes:

          1.    To elect three Class I directors to serve for two-year terms expiring upon the 2004 Annual Meeting of Stockholders or until their successors are elected.

          2.    To amend the Company's 1993 Director Option Plan (the "Director Plan") to (a) extend the term of the Director Plan an additional ten years until March 2012; and (b) make certain other changes to the Director Plan as set forth in the proxy statement.

          3.    To amend the Company's 1993 Incentive Stock Option Plan (the "Stock Plan") to (a) increase the number of shares issuable thereunder by 600,000 shares; (b) extend the term of the Stock Plan an additional ten years until March 2012; (c) allow "performance based compensation" grants under the Stock Plan in compliance with Section 162(m) of the Tax Code; and (d) make certain other changes to the Stock Plan as set forth in the proxy statement.

          4.    To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 28, 2002.

          5.    To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on March 22, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof.

        All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                      FOR THE BOARD OF DIRECTORS

                      RICHARD E. BOND
                       Secretary

Coburg, Oregon
April 12, 2002

MONACO COACH CORPORATION

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed Proxy is solicited on behalf of the Board of Directors of Monaco Coach Corporation (the "Company") for use at the 2002 Annual Meeting of Stockholders to be held May 16, 2002 at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices, located at 91320 Industrial Way, Coburg, Oregon 97408. The Company's telephone number at that location is (541) 686-8011.

        These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended December 29, 2001, including financial statements, were mailed on or about April 12, 2002 to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

        Stockholders of record at the close of business on March 22, 2002 (the "Record Date") are entitled to notice of and to vote at the meeting. At the record date, 28,771,447* shares of the Company's Common Stock, $0.01 par value, were issued and outstanding.

*
All share and per share data in this proxy statement reflects a 3-for-2 stock split effected by the Company on September 7, 2001.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at the Company's principal executive offices a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. The mere presence at the Annual Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted for the slate of directors described herein, for Proposals Two and Three and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy holders.

Voting and Solicitation

        Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

        The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

Quorum; Abstentions; Broker Non-votes

        The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the record date. Shares that are voted "FOR," "AGAINST" or "WITHHOLD AUTHORITY" with respect to a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

        While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

        Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions and such brokers have no discretionary voting authority) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

Deadline for Receipt of Stockholder Proposals

        The Company's Bylaws require that proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2003 Annual Meeting must be received by the Company no later than December 09, 2002, whether or not they are to be included in the Company's proxy statement and form of proxy relating to that meeting.

PROPOSAL ONE—ELECTION OF DIRECTORS

Nominees

        The authorized number of directors is currently established at seven. One of the current seven directors, Michael J. Kluger, has indicated that he will not be standing for re-election. The Board of Directors, therefore, has approved an amendment to the Company's Bylaws, that will reduce the number of directors to six concurrently with voting at the Annual Meeting. The Company's Certificate of Incorporation provides that the directors shall be divided into two classes, with the classes serving for staggered, two-year terms. Currently, there are three directors in Class I, including Mr. Kluger, and four directors in Class II. In order to balance the two classes, Mr. Richard A. Rouse, currently a Class II director, has been nominated for election this year as one of three Class I nominees.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below, each of whom is currently a director of the Company. In the event that any nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director.

        The names of the three Class I nominees for director and certain information about each of them are set forth below. The names of, and certain information about, the three current Class II directors with unexpired terms are also set forth below. All information is as of the record date.

Name	Age	Principal Occupation	Director Since
Nominees for Class I Directors:
Kay L. Toolson	58	Chairman of the Board and Chief Executive Officer of the Company	1993
Richard A. Rouse	56	Private Investor	1993
L. Ben Lytle	55	Chairman of the Board of Anthem, Inc.	2001
Continuing Class II Directors:
Carl E. Ring, Jr.	64	Managing Director of Liberty Capital Partners, Inc.	1993
Roger A. Vandenberg	55	President of Cariad Capital, Inc.	1993
Robert P. Hanafee, Jr.	57	Private Investor	2001

        Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth below during the past five years. There are no family relationships between any directors or executive officers of the Company.

        Mr. Toolson has served as Chief Executive Officer of the Company and the predecessor since 1986 and as Chairman of the Company since 1993. He has served as President of the Company from 1986 to October 2000, except for the periods from October 1995 to January 1997 and August 1998 to September 1999. From 1973 to 1986, Mr. Toolson held executive positions with two motor coach manufacturers.

        Mr. Hanafee has served as a director of the Company since October 2001. Mr. Hanafee held various positions at Gillette Company, a consumer products company, from 1970 until retirement in 2001, including Vice President of Sales and Marketing of the Paper Mate Divisions; Senior Vice President of the North Atlantic Group; and President of the Stationary Products Group.

        Mr. Lytle has served as a director of the Company since October 2001. Mr. Lytle is currently Chairman of the Board of Anthem, Inc., one of the largest healthcare management companies in the United States. Before joining Anthem's predecessor company in 1976, he held positions with LTV Aerospace, Associates Corp. of North America, a financial services company and American Fletcher National Bank. Mr. Lytle also serves on the boards of CID Equity Partners, a venture capital firm, Duke Realty Investments, Inc., a real estate investment firm, and Healthx, Inc., a healthcare information technology company.

        Mr. Ring has served as a director of the Company since March 1993. He was a founding partner of Liberty Partners, L.P., whose general partner is Liberty Capital Partners, Inc., a New York investment management firm, where he has served as a Managing Director since September 1992. From June 1991 to September 1992, he was President of Eden, Miller & Co., Incorporated, an investment-banking firm. For more than five years prior thereto, Mr. Ring was a Managing Director of Lehman Brothers Inc., an investment banking and brokerage firm. Mr. Ring has also served as a director of Rudolph Technologies, Inc. since June of 1996.

        Mr. Rouse has served as a director of the Company since July 1993. He is currently a private investor. From 1991 to 1998, Mr. Rouse served as Chairman of Emergency Road Service, Inc., a privately held nationwide roadside assistance company. From 1988 to 1991, he was President of Trailer Life Enterprises, Inc., a publisher and sponsor of recreational vehicle publications and clubs.

        Mr. Vandenberg has served as a director of the Company since March 1993. He currently serves as the President of Cariad Capital, Inc., which he founded in January 1992, and as a Managing Director of Narragansett Capital, Inc., a private investment firm, a position he has held since 1986. Mr. Vandenberg is also a general partner of Narragansett Capital Partners -A and -B, L.P. ("NCPAB"), related venture capital funds, and a general partner of Narragansett First Fund, a venture capital fund. From May 1999 to March 2000, Mr. Vandenberg served as President of EFD, Inc. Mr. Vandenberg has also served as a director of Wellman, Inc., a polyester fiber manufacturer, and general partner of Monaco Capital Partners, since August 1985.

Board Meetings and Committees

        The Board of Directors of the Company held a total of six meetings during fiscal 2001. Other than Mr. Kluger, no director attended fewer than 75% of the meetings of the Board of Directors and its committees upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing similar functions.

        The Audit Committee of the Board of Directors currently consists of Directors Ring, Hanafee and Vandenberg, and held six meetings during the last fiscal year. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee has adopted a written charter. Each member of our Audit Committee is "independent" as defined under the NYSE's listing standards.

        The Compensation Committee of the Board of Directors currently consists of Directors Ring, Lytle, Rouse and Vandenberg, and held two meetings during the last fiscal year. The Compensation Committee establishes the policies upon which compensation of and incentives for the Company's executive officers will be based, reviews and approves the compensation of the Company's executive officers, and administers the Company's stock option and stock purchase plans.

Audit Committee Report

        The following is the audit committee's report submitted to the Board of Directors for the fiscal year ended December 29, 2001.

        The Audit Committee of the Board of Directors has:

  •
  reviewed and discussed the Company's audited financial statements for the fiscal year ended December 29, 2001 with the Company's management;

  •
  discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the materials required to be discussed by Statement of Auditing Standard 61; and

  •
  reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independent Standards Board No. 1 and has discussed with PricewaterhouseCoopers LLP its independence.

        Based on the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's 2001 Annual Report on Form 10-K.

                      AUDIT COMMITTEE
                      Carl E. Ring, Jr.
                      Robert P. Hanafee, Jr.
                      Roger A. Vandenberg

Compensation of Directors

        The Company's directors who are not employees of the Company received $25,000 in 2001 for service on the Board of Directors including any committee thereof. The Company's directors are also reimbursed for certain expenses in connection with attendance at board and committee meetings.

        Each non-employee director of the Company is currently entitled to participate in the Company's 1993 Director Option Plan (the "Director Plan"). Each eligible non-employee director is automatically granted an option to purchase 8,000 shares of Common Stock (the "Initial Option") on the date on which the optionee first becomes a director of the Company. Thereafter, each optionee is automatically granted an additional option to purchase 3,500 shares of Common Stock (a "Subsequent Option") on September 30 of each year if, on such date, the optionee has served as a director of the Company for at least six months. Each Initial Option vests over five years at the rate of 20% of the shares subject to the Initial Option at the end of each anniversary following the date of grant. Each Subsequent Option vests in full on the fifth anniversary of its date of grant. The exercise price of each option is the fair market value of the Common Stock as determined by the closing price reported by the New York Stock Exchange on the date of grant. Messrs. Ring, Kluger, Vandenberg and Rouse were each granted a Subsequent Option to purchase 3,500 shares on September 30, 2001 at an exercise price of $14.25 per share. Messrs. Lytle and Hanafee were each granted an Initial Option to purchase 8,000 shares on October 24, 2001 at an exercise price of $16.18 per share.

Vote Required

        The three nominees receiving the highest number of votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under Delaware law.

        The Company's Board of Directors unanimously recommends voting "FOR" the nominees set forth herein.

PROPOSAL TWO—AMENDMENT OF THE 1993 DIRECTOR OPTION PLAN

        At the Annual Meeting, the stockholders are being requested to consider and approve amendments to the Company's 1993 Director Option Plan, as amended (the "Director Plan"), to (a) extend the term of the Director Plan an additional ten years until March 2012, (b) remove the six month limit on amendments to the grant procedures under the Director Plan; and (c) accelerate vesting of options upon a director's retirement from the Company's Board of Directors.

Terms of Director Plan Prior to Amendment

        The Director Plan was adopted by the Board of Directors and by the stockholders in August 1993. Under the terms of the Director Plan, the Company may grant options to purchase shares of the Company's Common Stock to Outside Directors (as defined in the Director Plan). The Company's Board of Directors administers the Director Plan. The number of shares of Common Stock subject to each option grant is subject to adjustment to reflect changes in the Company's capitalization. The Director Plan provides for the grant of options covering an aggregate of 352,500 shares of the Company's Common Stock, which reflects changes in the Company's capitalization since the inception of the Director Plan. Any Common Stock subject to an option that is not exercised prior to expiration or that otherwise terminates or which has been conveyed back to the Company pursuant to the terms of the option grant will thereafter be available for further grant under the Director Plan. Each option grant is priced at the fair market value, which is the closing sales price of the stock as quoted on the New York Stock Exchange on the date of grant. The fair market value of the Common Stock as of the close of trading on March 22, 2002 was $24.27 per share. Under the terms of the Director Plan, the option grants have a term of ten years from the date of grant. The options are granted to the Outside Directors in consideration for their service on the board of directors.

        The purposes of the Director Plan are to attract and retain the best available personnel for service as Outside Directors of the Company, to provide an additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board of Directors. The Board of Directors believes that the Company's Director Plan serves as an incentive to current Outside Directors and helps align their interests with those of the Company's stockholders.

        As of March 22, 2002, options to purchase 193,350 shares of Common Stock had been granted under the Director Plan and 192,450 shares remained available for future option grants. Options to purchase a total of 89,100 shares under the Director Plan had been exercised as of such date. The aggregate market value of the unexercised options for shares of Common Stock under the Director Plan was $1,721,957 based on a closing price of $24.27 on the New York Stock Exchange on March 22, 2002.

        A copy of the Director Plan, which includes the proposed amendments, is attached hereto as Exhibit A.

Purpose and Effect of Amendments to the Director Plan

        The purposes of the proposed amendments to the Director Plan are to (a) extend the term of the Director Plan for another ten years to March 2012, (b) remove the six month limit on amendments to the grant procedures under the Director Plan, and (c) to provide accelerated vesting for options issued to Outside Directors pursuant to the Director Plan upon their retirement from the Board of Directors with respect to option grants made on or after May 17, 2002. For option grants made on or before May 16, 2002, the acceleration of options upon retirement will not occur. The Board of Directors believes that the proposed amendments are in the best interests of the Company and its stockholders for a number of reasons. First, the Board of Directors believes that the Company's Director Plan is vital to retaining, motivating and rewarding Outside Directors by providing them with long-term equity participation in the Company relating directly to the financial performance and long-term growth of the

Company. Accordingly, unless shareholders approve the Director Plan's extension to 2012, the Director Plan will expire by its terms in 2003. Second, the Board of Directors believes that granting stock options to Outside Directors is an important contributor to aligning the incentives of the Company's Outside Directors with the interests of the Company's stockholders. The Board of Directors believes that in order to remain competitive with other companies with regard to its long-term incentive plans, the Company must continue to provide Outside Directors with the opportunity to obtain equity in the Company. Third, the removal of the six month limitation on changing the grant procedures will provide the Company with greater flexibility in its administration of the Director Plan. Finally, the Company would like to provide a benefit to Directors of the Company upon their retirement.

Benefits Under Amended Director Plan

        The Company's Outside Directors include Robert P. Hanafee, Jr., L. Ben Lytle, Carl E. Ring, Jr., Richard A. Rouse, Roger A. Vandenberg and Michael J. Kluger. Messrs. Rouse and Lytle, are the only Outside Directors nominated for election at this annual meeting. Messrs. Ring, Kluger, Vandenberg and Rouse were each granted an option to purchase 3,500 shares on September 30, 2001 at an exercise price of $14.25 per share. Messrs. Lytle and Hanafee were each granted an option to purchase 8,000 shares on October 24, 2001 at an exercise price of $16.18 per share.

Federal Tax Consequences of Director Plan

        Options granted under the plan are non-statutory stock options. The Director Plan is not subject to the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended.

        The Company believes that the grant of a non-statutory stock option under the Director Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Gain or loss on the subsequent sale of Common Stock received on exercise of a non-statutory stock option generally will be capital gain or loss (with the maximum federal income tax rate determined by reference to the holding period of the Common Stock as noted above). Upon exercise of a non-statutory stock option, the Company generally will be entitled to a compensation deduction for federal income tax purposes in the year and in the same amount as the optionee or grantee is considered to have recognized ordinary income tax.

Vote Required

        The approval of the amendments to the Director Plan requires the affirmative vote of a majority of the Votes Cast on this Proposal Two, provided that the total Votes Cast on this Proposal Two represents over 50% in interest of all securities entitled to vote on this Proposal Two. An abstention or non-vote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

        The Company's Board of Directors unanimously recommends voting "FOR" the amendments to the Company's Director Plan to amend the Company's Director Plan to (a) extend the term of the Director Plan for another ten years to March 2012, (b) remove the six month limit on amendments to the grant procedures under the Director Plan; and (c) provide for accelerated vesting upon retirement of a Director from the Board of Directors.

PROPOSAL THREE—AMENDMENT OF THE 1993 INCENTIVE STOCK OPTION PLAN

        At the Annual Meeting, the stockholders are being requested to consider and approve amendments to the Company's 1993 Incentive Stock Option Plan, as amended (the "Stock Plan"), to (a) increase the number of shares issuable thereunder by 600,000 shares; (b) extend the term of the Stock Plan an additional ten years until March 2012; (c) provide for accelerated vesting of options granted under the Stock Plan upon an employee's retirement from the Company; (d) allow "performance based compensation" grants under the Stock Plan in compliance with Section 162(m) of the Tax Code; (e) permit an option exchange program; (f) toll vesting of options during an employee's unpaid leave of absence; and (g) define when a "change of control" is deemed to occur under the Stock Plan.

Terms of Stock Plan Prior to Amendment

        In March 1993, the Board of Directors of the Company adopted the Stock Plan, which was approved by the stockholders in March 1993. In February 2002, the Board of Directors approved an increase of 600,000 shares issuable under the Stock Plan, which, if approved by the stockholders, would increase the total shares reserved for issuance under the Stock Plan since its inception to 2,357,406 post split shares. Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Tax Code, or nonstatutory stock options. The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive for employees and consultants of the Company and to promote the success of the Company's business. The Stock Plan provides that options may be granted to employees (including officers and directors who are also employees) and consultants to the Company or its parent or subsidiaries. Incentive stock options may also be granted to employees. The options granted under the Stock Plan generally expire 10 years from the date of grant. An option granted to an optionee who, at the time such option is granted, owns more than 10% of the voting power of all classes of stock of the Company, may not have a term of more than five years. The Board may accelerate any option or waive any condition or restriction pertaining to such option at any time. The Board may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices, and may reduce the exercise price of any option to the then current fair market value, if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. The Stock Plan shall terminate in March 2003. Any options outstanding under the Stock Plan at the time of its termination shall remain outstanding until they expire by their terms.

        As of March 22, 2002, options to purchase 2,388,475 shares of Common Stock had been granted under the Stock Plan and 1,175,255 shares remained available for future option grants, subject to stockholder approval of the increase of 600,000 shares. Options to purchase a total of 900,407 shares under the Stock Plan had been exercised as of such date. The aggregate market value of the unexercised options for shares of Common Stock under the Stock Plan was $28,690,805 based on a closing price of $24.27 on the New York Stock Exchange on March 22, 2002.

        A copy of the Stock Plan, which includes the proposed amendments, is attached hereto as Exhibit B.

Purpose and Effect of Amendments to the Stock Plan

        The purposes and effects of the proposed amendments to the Stock Plan are to (a) allow the Company to continue to grant options under the Stock Plan after March 2003; (b) update the Stock Plan so that its terms are more in line with option plans of the Company's competitors; and (c) clarify the terms of the Stock Plan. The Board believes that these changes are in the best interest of the Company for a few reasons. First, the Board believes the Stock Plan has been a valuable asset to the Company and that extending the term and providing the Company with greater flexibility under the

Stock Plan is necessary to enable the Company to compete successfully with other companies to attract and retain valuable employees. In this regard, the Company has proposed amendments which will allow greater flexibility under the Stock Plan including allowing the Company to grant performance based options to certain executive officers, which grants will become a deductible expense for the Company because such grants will be done in compliance with Section 162(m) of the Tax Code. Second, the proposed amendments are necessary to provide the Company with an adequate reserve of shares for issuance under the Stock Plan, and unless Shareholders approve the Stock Plan's extension to 2012, the Plan will expire by its terms in 2003. Third, the Board believes that it is appropriate to have a substantial pool of options available for grant in connection with acquisitions that the Company may make from time-to-time. The ability to make such grants enhances the Company's ability to structure attractive offers to potential acquisition targets. Fourth, the Board would like to accelerate option vesting upon retirement to provide a benefit to loyal employees of the Company. This acceleration will apply only to option grants made on or after May 17, 2002. For option grants made on or before May 16, 2002, the acceleration of options upon retirement will not occur. Finally, the Board believes that certain terms of the Stock Plan should be clarified so that the Administrator of the Plan is better able to administer the Stock Plan in accordance with the purposes of the Stock Plan. The following changes have been proposed to clarify the terms of the Stock Plan. Under the Stock Plan, as proposed to be amended, an option exchange program would be explicitly permitted. Prior to the proposed amendment it was permitted at the discretion of the Administrator. The Stock Plan did not provide adequate guidance regarding vesting and leaves of absences and did not explicitly suspend vesting during an unpaid leave of absence. As amended, the Stock Plan, at the discretion of the Administrator, tolls vesting during an unpaid leave of absence. The term "Change of Control" was not defined, but the amendments would provide a definition for this term.

Information Regarding Recent Grants

        The following table sets forth information with respect to the grant of the options under the Stock Plan to the Company's Chief Executive Officer and each of the five other most highly compensated executive officers (collectively, the "Named Officers"), to all current executive officers as a group and to all other employees as a group during 2001. Only directors who are also executive officers of the Company are eligible to receive options under the Stock Plan.

Amended Plan Benefits

	1993 Incentive Stock Plan (1)
Name and Position	Dollar Value (2)	Number of Option Shares Granted (#)
Kay L. Toolson	$160,211	15,001
John W. Nepute	$120,150	11,250
Michael P. Snell	$80,100	7,500
Irvin M. Yoder	$88,110	8,250
Richard E. Bond	$88,110	8,250
Martin W. Garriott	$88,110	8,250
All current executive officers as a group (10 persons)	$881,111	82,501
All other employees as a group	$1,131,012	105,900

(1)
Future benefits under the Stock Plan are not determinable because the value of options depends on the market price of the Company's Common Stock on the date of grant. In addition, grants of options under the Stock Plan are at the discretion of the Company's Board of Directors.

(2)
Indicates the difference between the exercise price of the options granted and $22.65, the closing price of the Company's Common Stock on December 28, 2001, the last business day in fiscal 2001.

Federal Tax Consequences of Stock Plan

        The following is a brief summary of the federal income tax consequences of transactions under the Stock Plan based on federal securities and income tax laws in effect on March 1, 2002. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

        Options granted under the Stock Plan may be either incentive stock options, as defined in Section 422 of the Code, or nonstatutory stock options.

        Incentive Stock Options.    No taxable income is recognized by the optionee upon grant or exercise of an Incentive Stock Option unless the alternative minimum tax rules apply. If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (a) upon sale of such shares, any amount realized in excess of the option exercise price will be treated as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Company for the federal income tax purposes. The exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of before the expiration of either holding period described above, generally (a) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, is less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares, and (b) the Company is entitled to a tax deduction in the same amount. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company. Different rules may apply if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder.

        Nonstatutory Stock Options.    Except as noted below, with respect to Nonstatutory Stock Options, (a) no income is recognized by the optionee at the time the option is granted; (b) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (c) at disposition, any gain (or loss) is treated as capital gain (or loss). In the case of an optionee who is also an employee, any income recognized upon exercise of a Nonstatutory Stock Option will constitute wages for which withholding will be required. However, different rules may apply if restricted stock is purchased or if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder.

        Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers.    Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") and individuals who purchase restricted stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred for up to six months after option exercise (for Insiders), or until the restrictions lapse (for restricted stock purchasers) (the "Deferral Date"), with the excess of the fair market value of the stock determined as of the Deferral Date over the purchase price being taxed as ordinary income, and the tax holding period for any subsequent gain (or loss) beginning on the Deferral Date. However, an Insider or restricted stock purchaser who so elects under Code Section 83(b) on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date. Similar rules apply for alternative minimum tax purposes with respect to the exercise of an Incentive Stock Option by an Insider.

Vote Required

        The approval of the amendments to the Stock Plan requires the affirmative vote of a majority of the Votes Cast on this Proposal Two, provided that the total Votes Cast on this Proposal Two represents over 50% in interest of all securities entitled to vote on this Proposal Two. An abstention or non-vote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

        The Company's Board of Directors unanimously recommends voting "for" the amendment to the Company's Stock Plan to (a) increase the number of shares issuable thereunder by 600,000 shares; (b) extend the term of the Stock Plan an additional ten years until March 2012; (c) provide for accelerated vesting of options granted under the Stock Plan upon an employee's retirement from the Company; (d) allow "performance based compensation" grants under the Stock Plan in compliance with Section 162(m) of the Tax Code; (e) permit an option exchange program; (f) toll vesting of options during an employee's unpaid leave of absence; and (g) define when a change of control is deemed to occur under the Stock Plan.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information with respect to the Company's equity compensation plans as of the end of the most recently completed fiscal year.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,370,773	$7.62	767,705
Total	1,370,773	$7.62	767,705

PROPOSAL FOUR—RATIFICATION OF
APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 28, 2002, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees billed to the Company by PricewaterhouseCoopers LLP during Fiscal 2001

        Audit Fees:

        Audit fees billed to the Company by PricewaterhouseCoopers LLP during the Company's 2001 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $239,993.

        Financial Information Systems Design and Implementation Fees:

        The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 29, 2001.

        All Other Fees:

        Fees billed to the Company by PricewaterhouseCoopers LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $133,178.

Vote Required

        The affirmative vote of a majority of the Votes Cast will be required to ratify PricewaterhouseCoopers LLP as the Company's independent auditors.

        The Company's Board of Directors unanimously recommends voting "for" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 28, 2002.

OTHER MATTERS

        The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

EXECUTIVE COMPENSATION

Executive Compensation Tables

        The table below sets forth information for the three most recently completed fiscal years concerning the compensation of the Chief Executive Officer of the Company and the five other most highly compensated executive officers of the Company (the "Named Executive Officers"):

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus		Securities Underlying Options (#)
Kay L. Toolson Chief Executive Officer and Chairman	2001 2000 1999	$220,000 215,000 211,000	$1,027,594 1,395,000 1,440,000		15,001 16,500 22,500
John W. Nepute President	2001 2000 1999	150,000 127,000 110,000	330,000 440,000 440,000		11,250 10,500 13,500
Michael P. Snell Vice President of Sales	2001 2000 1999	90,000 78,333 72,500	250,000 289,500 230,155	(1) (1) (1)	7,500 6,750 6,750
Irvin M. Yoder Vice President and Director of Indiana Manufacturing	2001 2000 1999	92,000 88,000 84,000	226,000 287,100 298,000		8,250 8,250 10,125
Richard E. Bond Senior Vice President, Secretary and Chief Administrative Officer	2001 2000 1999	124,000 121,000 117,000	193,000 258,600 270,000		8,250 8,250 11,250
Martin W. Garriott Vice President and Director of Oregon Manufacturing	2001 2000 1999	92,000 90,000 86,000	218,000 278,850 290,000		8,250 8,250 10,125

(1)
Includes sales commissions earned by Mr. Snell in the amounts of $150,000 in fiscal year 2001, $160,000 in fiscal year 2000, and $120,155 in fiscal year 1999.

Option Grants

        The following table sets forth certain information with respect to stock option grants to the Named Executive Officers during the fiscal year ended December 29, 2001. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

Option Grants in Last Fiscal Year

	# of Individual Grants (1)
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		% of Total Options Granted to Employees in 2001
Name	Number of Securities Underlying Options Granted (#)		Exercise Price	Expiration Date
					5%	10%
Kay L. Toolson	15,001	7.96	$11.97	3/31/11	$112,926	$286,176
John W. Nepute	11,250	5.97	11.97	3/31/11	84,689	214,617
Michael P. Snell	7,500	3.98	11.97	3/31/11	56,459	143,078
Irvin M. Yoder	8,250	4.38	11.97	3/31/11	62,105	157,386
Richard E. Bond	8,250	4.38	11.97	3/31/11	62,105	157,386
Martin W. Garriott	8,250	4.38	11.97	3/31/11	62,105	157,386

(1)
These options were granted pursuant to the Company's 1993 Incentive Stock Plan. These options have terms of ten years and vest over five years at the rate of 20% of the shares subject to the options at the end of each anniversary following the date of grant of such options.

Option Values

        The following table sets forth information with respect to the number and value of securities underlying exercisable and unexercisable options held by each of the Named Executive Officers on January 1, 2001:

Options Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name	Shares Acquired on Exercise
		Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Kay L. Toolson	20,250	$173,947	27,495	56,891	$371,212	$705,632
John W. Nepute	11,000	125,950	89,341	37,268	1,699,275	459,321
Michael P. Snell	5,558	50,650	14,593	22,115	225,610	267,727
Irvin M. Yoder	—	—	25,242	27,203	417,663	331,585
Richard E. Bond	—	—	29,235	28,890	487,980	356,760
Martin W. Garriott	5,000	84,250	22,877	27,203	370,739	331,585

(1)
Value of unexercised options is based on the last reported sale price of the Company's Common Stock on the New York Stock Exchange of $22.65 per share on December 28, 2001 (the last trading day for the fiscal year ended December 29, 2001) minus the exercise price.

COMPENSATION COMMITTEE REPORT

        The information contained in the following report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

Introduction

        The Compensation Committee of the Board of Directors (the "Committee") was established in July 1993 and is comprised solely of Outside Directors. In general, the Committee is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, including executive salary levels and variable compensation programs, both cash-based and equity-based. With respect to the compensation of the Company's Chief Executive Officer, the Committee reviews and approves the various elements of the Chief Executive Officer's compensation. With respect to other executive officers, the Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the bases therefore and approves or modifies the compensation packages for such individuals. Base salary levels for executive officers of the Company are generally established at or near the start of each fiscal year, and final bonuses for executive officers are determined at the end of each fiscal year based upon such individual's performance and the performance of the Company.

Executive Compensation

        The Company's compensation program consists of two principal components: cash-based compensation, both fixed and variable, and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company.

Cash-based Compensation

        Executive officers of the Company receive cash compensation in the form of annual salaries and bonus payments. A principal goal of the Committee is to tie a substantial part of each executive officer's cash compensation to the Company's performance, and to reward executive officers for the Company's success. In 2001, the group was eligible to receive a bonus from a pool of 7.97% of its EBITDA in excess of $3 million each quarter. (EBITDA is defined as the Company's net income before interest expense, taxes, management fees, and depreciation and amortization.) This compares to 7.97% of its EBITDA in excess of $3 million for each quarter in 2000 and 10% of its EBITDA in excess of $3 million for each quarter in 1999. One half of each quarterly allocation, other than the amount allocated to the Chief Executive Officer (as described below), was paid to participants in the pool other than the Chief Executive Officer, at the end of each quarter. At the discretion of the Committee, the participants, other than the Chief Executive Officer, are eligible for the remainder to be paid after the year-end, based on the Company's annual EBITDA from the Company's audited annual financial statements. The allocation of the bonus pool, other than the amount allocated to the Chief Executive Officer, is recommended by the Chief Executive Officer for approval by the Committee, and is based on subjective factors, including the achievement by each participant in the pool of specifically defined objectives and the particular contributions of each participant to the Company's revenue and profitability. The Committee also considers the compensation of similarly situated executives in the Company's peer group in the recreational vehicle industry. The Chief Executive Officer also recommends to the Committee the performance objectives for each executive officer for the ensuing year.

Equity-based Compensation

        The Committee administers an option program pursuant to which members of management, including the Company's executive officers, may receive annual option grants as of March 31 each year from a pool of shares set aside by the Committee. The purpose of the option program is to provide additional incentive to executives and other key employees of the Company to work to maximize long-term return to the Company's stockholders. The allocation of the option pool, other than the shares allocated to the Chief Executive Officer, is recommended by the Chief Executive Officer for approval by the Committee. The allocation of shares from the option pool to the Chief Executive Officer is determined by the Committee. In granting stock options to the executive officers, the Chief Executive Officer and the Committee consider a number of subjective factors, including the executive's position and responsibilities at the Company, such executive's individual performance, the number of options held (if any) and other factors that they may deem relevant. Options generally vest over a five-year period to encourage option holders to continue in the employ of the Company. The exercise price of options is the market price on the date of grant, ensuring that the option will acquire value only to the extent that the price of the Company's Common Stock increases relative to the market price at the date of grant. In 2001, the Committee set aside a pool of 188,401 shares for grants to management, of which options to purchase 82,501 shares were granted to the executive officers.

Chief Executive Officer Compensation

        The Committee generally uses the same factors and criteria described above for compensation decisions regarding the Chief Executive Officer. During 2001, Mr. Toolson received a base salary of $220,000 for serving as the chief executive officer of the Company. As a participant in the Company's Executive Variable Compensation Plan approved by the stockholders in fiscal 2001, Mr. Toolson was eligible to receive an annual bonus equal to 2.37% of the Company's EBITDA in excess of $12 million, payable at the discretion of the Committee after review of the Company's audited annual financial statements. This compares to 2.37% of the Company's EBITDA in excess of $12 million in 2000 and 3.14% of the Company's EBITDA in excess of $12 million in 1999. Mr. Toolson received a bonus for 2001 of $1,027,594. In 2001 the Compensation Committee also granted Mr. Toolson an option to purchase 15,001 shares of the Company's Common Stock.

Tax Deductibility of Executive Compensation

        The Internal Revenue Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. Under this legislation, the Company may deduct such compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary for the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction may be necessary in some circumstances. In 1999, the Company's stockholders approved the Executive Variable Compensation Plan (the "Compensation Plan") under which bonuses may be paid to participating executive officers. The Compensation Plan, which provides for performance-based compensation, is intended to be exempt from the deduction limits under Section 162(m) of the Internal Revenue Code. Additionally, the Company is now seeking stockholder approval of an amendment to its 1993 Incentive Stock Option Plan (the "Option Plan") that incorporates into the Option Plan features such that any gain realized from the exercise of options granted thereunder would be exempt from inclusion for purposes of calculating the $1 million limit on deductible compensation to the Company's Chief Executive Officer and the Company's other four most highly compensated executive officers.

Summary

        The Committee believes that its compensation program to date has been fair and motivating, and has been successful in attracting and retaining qualified employees and in linking compensation directly to the Company's success. The Committee intends to review this program on an ongoing basis to evaluate its continued effectiveness.

                      THE COMPENSATION COMMITTEE

                      Carl E. Ring, Jr.
                      L. Ben Lytle
                      Roger A. Vandenberg
                      Richard A. Rouse

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors was established in July 1993 and consists of Directors Ring, Lytle, Rouse and Vandenberg, none of whom have interlocking relationships as defined by the Securities and Exchange Commission.

SECURITY OWNERSHIP

        The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 22, 2002 (except as otherwise indicated), by: (i) each person who is known by the Company to own beneficially more than five percent of the Common Stock, (ii) each of the Named Executive Officers, (iii) each of the Company's directors, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

Beneficial Owner	Number of Shares (1)	Percentage
FMR Corporation (2) 82 Devonshire St. Boston, Mass 02109	3,476,900	12.09%
Kay L. Toolson (3) c/o Monaco Coach Corporation 91320 Industrial Way Coburg, Oregon 97408	2,003,373	6.95%
Wesley Richard Guylay (4) 30 Rockefeller Plaza Suite 4535 New York, NY 10112	1,452,700	5.05%
J.P. Morgan Chase & Co. (5) 270 Park Avenue New York, NY 10017	1,239,777	4.31%
Roger A. Vandenberg	843,456	2.93%
Michael J. Kluger (6)	294,982	1.03%
Carl E. Ring, Jr. (6)	289,920	1.01%
John W. Nepute (3)	229,021	*
Richard A. Rouse	116,280	*
Richard E. Bond (3)	45,744	*
Irvin M. Yoder (3)	42,402	*
Martin W. Garriott (3)	34,373	*
Michael P. Snell (3)	34,158	*
All directors and executive officers as a group (16 persons)(7)	3,694,752	12.70%

*
Less than one percent.

(1)
Applicable percentage of beneficial ownership is based on 28,771,447 shares of Common Stock outstanding as of March 22, 2002 together with applicable options for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after March 22, 2002 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other stockholder.

(2)
Information based solely on a joint Schedule 13G filed on January 10, 2002. Fidelity Management & Research Company ("Fidelity), a wholly owned subsidiary of FMR Corp. and a registered investment adviser is the beneficial owner of 3,102,300 shares as a result of acting as investment adviser to various investment companies. The ownership of one investment company, Fidelity Destiny II, amounted to 1,649,95 shares. Edward C. Johnson 3d, and FMR Corp., through its control of Fidelity, and the funds each have sole power to dispose of the 3,102,300 shares owned by the funds. Neither FMR Corp. nor Edward C. Johnson 3d, have the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank, is the beneficial owner of 301,700 shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each have sole dispositive power over 301,700 shares and sole power to vote or to direct the voting of 301,700 shares owned by the institutional account(s) as reported above. Fidelity International Limited, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. Fidelity International Limited is the beneficial owner of 72,900 shares.

(3)
Includes the number of shares subject to options which are exercisable within 60 days of March 22, 2002 by the following persons: Mr. Toolson (48,423 shares); Mr. Snell (22,135 shares); Mr. Nepute (90,669 shares); Mr. Bond (39,645 shares); Mr. Yoder (34,718 shares); and Mr. Garriott (32,353 shares).

(4)
Information based solely on a joint Schedule 13G filed on February 5, 2002 by inter alia: Wesley Guylay Capital Management, L.P. ("WGCM"), Wesley Guylay Capital Management III, L.P. ("WGCM III") and Wesley Richard Guylay, General Partner of WGCM and WGCM III. Because of Mr. Guylay's position as general partner of WGCM and WGCM 111, Mr. Guylay may be deemed to be the beneficial owner of the shares.

(5)
Information based solely on a Schedule 13G filed on February 11, 2002 by J.P. Morgan Chase & Co.

(6)
Includes, solely for purposes of this table, 289,920 shares owned by Liberty Partners Holdings 2, L.L.C. For Mr. Kluger, also includes 5,062 shares held directly.

(7)
Includes 314,098 shares subject to options, which are exercisable within 60 days of March 22, 2002.

PERFORMANCE GRAPH

        The following line graph shows a comparison of cumulative total stockholder return for the Company's Common Stock, the New York Stock Exchange Composite Index and a peer group of companies selected by the Company (the "Peer Group"), whose primary business is recreational vehicles. The Peer Group consists of Coachmen Industries, Inc., National RV Holdings, Inc., Fleetwood Enterprises, Inc., Thor Industries, Inc., and Winnebago Industries, Inc. for the full period, and SMC Corp. from December 31, 1996 to August 6, 2002. The graph assumes that $100 was invested on December 31, 1996 at the closing price for the Company's stock on such date, and that all dividends are reinvested. In accordance with the guidelines of the SEC, the stockholder return for each entity in the Peer Group has been weighted on the basis of market capitalization as of each measurement date set forth in the graph. Historic stock price performance should not be considered indicative of future stock price performance.

TOTAL RETURN TO STOCKHOLDERS
(Assumes $100 Investment on 12/31/1996)

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 29, 2001, all filing requirements applicable to its officers, directors and ten percent stockholders were met, except as follows: Directors Kluger and Ring each did not timely file one Form 4 during 2001, covering one transaction.

                      FOR THE BOARD OF DIRECTORS

                      RICHARD E. BOND

                      Secretary

April 12, 2002

EXHIBIT A

        MONACO COACH CORPORATION
1993 DIRECTOR OPTION PLAN
(as proposed to be amended in May of 2002 and including adjustments after the 2001 stock split)

        1.    Purposes of the Plan.    The purposes of this 1993 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

        All options granted hereunder shall be "non-statutory stock options."

        2.    Applicability of May 2002 Amendments.    Options granted on or prior to May 16, 2002 shall not be subject to Section 9(f) of the Plan. Options granted subsequent to May 16, 2002 shall be subject to Section 9(f) of the Plan.

        3.    Definitions.    As used herein, the following definitions shall apply:

        (a) "Board" means the Board of Directors of the Company.

        (b) "Code" means the Internal Revenue Code of 1986, as amended.

        (c) "Common Stock" means the Common Stock of the Company.

        (d) "Company" means Monaco Coach Corporation, a Delaware corporation.

        (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

        (f) "Director" means a member of the Board.

        (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

        (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

          (ii)  If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        (j) "Option" means a stock option granted pursuant to the Plan.

        (k) "Optioned Stock" means the Common Stock subject to an Option.

        (l) "Optionee" means an Outside Director who receives an Option.

        (m) "Outside Director" means a Director who is not an Employee.

        (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (o) "Plan" means this 1993 Director Option Plan, as amended.

          (i)    "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

        (p) "Retirement" means a Director who voluntarily resigns from the Board on or after age sixty-two (62) and such Director has at least five (5) years of service on the Company's Board of Directors at the date of retirement; provided, that, the Administrator, notwithstanding the foregoing, has the discretion to determine when a Director retires so long as such determination is not less favorable than provided for in the foregoing definition.

        (q) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

        4.    Stock Subject to the Plan.    Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 352,500 Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

        If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

        5.    Administration of and Grants of Options under the Plan.

        (a)    Administrator.    Except as otherwise required herein, the Plan shall be administered by the Board.

        (b)    Procedure for Grants.    All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

          (i)    No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

          (ii)  Each Outside Director shall be automatically granted an Initial Option to purchase eight thousand (8,000) Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of the Company's initial underwritten public offering of its Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, or (B) the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

          (iii)  Commencing on September 30, 1994, each Outside Director shall be automatically granted a subsequent Option to purchase thirty five hundred (3,500) Shares (a "Subsequent Option") on September 30 of each year after the date of the First Option grant, provided such Outside Director shall have served on the Board for at least six months prior to the date of the Subsequent Option grant and remains an Outside Director on such date.

          (iv)  Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

          (v)  The terms of a First Option granted hereunder shall be as follows:

            (A)  the term of the First Option shall be ten (10) years.

            (B)  the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

            (C)  the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option.

            (D)  the First Option shall become exercisable in installments cumulatively as to twenty percent (20%) of the Shares subject to the First Option one (1) year from its date of grant and as to twenty percent (20%) each year thereafter if, on each such date, the Optionee has maintained his Continuous Status as a Director.

          (vi)  The terms of a Subsequent Option granted hereunder shall be as follows:

            (A)  the term of the Subsequent Option shall be ten (10) years.

            (B)  the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

            (C)  the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option.

            (D)  the Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option five (5) years from its date of grant if, on such date, the Optionee has maintained his Continuous Status as a Director.

          (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

        (c)    Powers of the Board.    Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 3(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

        (d)    Effect of Board's Decision.    All decisions, determinations and interpretations of the Board shall be final.

        6.    Eligibility.    Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 5(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

        The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

        7.    Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

        8.    Form of Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

        9.    Exercise of Option.

        (a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable at such times as are set forth in Section 5(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b)    Rule 16b-3.    Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        (c)    Termination of Continuous Status as a Director.    In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death, total and permanent disability (as defined in Section 22(e)(3) of the Code) or Retirement), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such

Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        (d)    Disability of Optionee.    In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Option granted hereunder to such Optionee shall become vested and exercisable for the full number of Shares covered by the Option. The Optionee may exercise his or her Option, at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e)    Death of Optionee.    In the event of the death of an Optionee, the Option shall become vested and exercisable for the full number of Shares covered by the Option. The Option held by the Optionee at the time of death may be exercised at any time within twelve (12) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. In no event shall an Option be exercised later than the expiration of the term of the Option, as set forth in the Option agreement. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (f)    Retirement of Optionee.    In the event of an Optionee's Retirement while a Director, the Option shall become vested and exercisable for the full number of Shares covered by the Option. The Option held by the Optionee at the time of Retirement may be exercised at any time within twelve (12) months following the date of Retirement. In no event shall an Option be exercised later than the expiration of the term of the Option, as set forth in the Option Agreement; provided, however, that (i) this subsection (f) shall not apply to grants made on or before May 16, 2002, and (ii) this subsection (f) shall apply to grants made on or after May 17, 2002. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        10.    Non-Transferability of Options.    The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11.    Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

        (a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option. In addition, a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company shall not result in an adjustment to the number of shares granted to Outside Directors pursuant to Section 5(b)(ii) and Section 5(b)(iii) of the Plan subsequent to such stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

        (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

        (c)    Merger or Asset Sale.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        12.    Amendment and Termination of the Plan.

        (a)    Amendment and Termination.    Except as set forth in Section 5, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

        (b)    Effect of Amendment or Termination.    Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

        13.    Time of Granting Options.    The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 5(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

        14.    Conditions Upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        15.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        16.    Option Agreement.    Options shall be evidenced by written option agreements in such form as the Board shall approve.

        17.    Stockholder Approval.    Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

EXHIBIT B

MONACO COACH CORPORATION

1993 INCENTIVE STOCK OPTION PLAN

(including amendments proposed in May 2002 and as adjusted for the 2001 stock split)

        1.    Purposes of the Plan.    The purposes of this Stock Plan are:

  •
  to attract and retain the best available personnel for positions of substantial responsibility,
  •
  to provide additional incentive to Employees, Directors and Consultants, and
  •
  to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2.    Applicability of May 2002 Amendments.    Options or, as the case may be, Restricted Stock granted on or prior to May 16, 2002 shall not be subject to Section 11(e) of the Plan. Options or, as the case may be, Restricted Stock granted subsequent to May 16, 2002 shall be subject to Section 11(e) of the Plan.

        3.    Definitions.    As used herein, the following definitions shall apply:

        (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

        (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

        (c) "Board" means the Board of Directors of the Company.

        (d) "Change in Control" means the occurrence of any of the following events:

          (i)    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

          (ii)  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

          (iii)  A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

          (iv)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the

  Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

        (e) "Code" means the Internal Revenue Code of 1986, as amended.

        (f) "Committee" means a committee of Directors appointed by the Board in accordance with Section 5 of the Plan.

        (g) "Common Stock" means the common stock of the Company.

        (h) "Company" means Monaco Coach Corporation, a Delaware corporation.

        (i) "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

        (j) "Director" means a member of the Board.

        (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

        (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n) "Fair Market Valu" means, as of any date, the value of Common Stock determined as follows:

          (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (q) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

        (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s) "Option" means a stock option granted pursuant to the Plan.

        (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (u) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for other Options.

        (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

        (w) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

        (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (y) "Plan" means this 1993 Incentive Stock Option Plan, as amended.

        (z) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

        (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

        (bb) "Retirement" means a Service Provider who retires from the Company on or after age sixty-two (62) and such Service Provider has at least five (5) years of service with the Company at the date of retirement; provided, that, the Administrator, notwithstanding the foregoing, has the discretion to determine when a Service Provider retires so long as such determination is not less favorable than provided for in the foregoing definition.

        (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (dd) "Section 16(b)" means Section 16(b) of the Exchange Act.

        (ee) "Service Provider" means an Employee, Director or Consultant.

        (ff) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

        (gg) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 12 of the Plan, as evidenced by a Notice of Grant.

        (hh) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        4.    Stock Subject to the Plan.    Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 2,357,406 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        5.    Administration of the Plan.

        (a)    Procedure.

          (i)    Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

          (ii)  Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii)  Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iv)  Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

        (b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i)    to determine the Fair Market Value;

          (ii)  to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

          (iii)  to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

          (iv)  to approve forms of agreement for use under the Plan;

          (v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vi)  to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

          (vii) to institute an Option Exchange Program;

          (viii)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          (ix)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

          (x)  to modify or amend each Option or Stock Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (xi)  to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

          (xiii)  to make all other determinations deemed necessary or advisable for administering the Plan.

        (c)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        6.    Eligibility.    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        7.    Limitations.

        (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 7(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of Options:

          (i)    No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 100,000 Shares.

          (ii)  The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

          (iii)  If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        8.    Term of Plan.    Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

        9.    Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        10.    Option Exercise Price and Consideration.

        (a)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

          (i)    In the case of an Incentive Stock Option

            (A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

            (B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

        (b)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

        (c)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          (i)    cash;

          (ii)  check;

          (iii)  promissory note;

          (iv)  other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v)  consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          (vi)  a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

          (viii)such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        11.    Exercise of Option.

        (a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee's death, Disability, or Retirement the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Option granted hereunder to such Optionee shall become vested and exercisable for the full number of Shares covered by the Option. The Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d)    Death of Optionee.    If an Optionee dies while a Service Provider, the Option shall become vested and exercisable for the full number of Shares covered by the Option. The Option held by the Optionee at the time of death may be exercised at any time within twelve (12) months following the date of death of Optionee by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. In no event shall an Option be exercised later than the expiration of the term of the Option, as set forth in the Option Agreement. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e)    Retirement of Optionee.    In the event of an Optionee's Retirement while a Service Provider, the Option shall become vested and exercisable for the full number of Shares covered by the Option. The Option held by the Optionee at the time of Retirement may be exercised at any time within twelve (12) months following the date of Retirement; provided, however, that (i) this subsection (e) shall not apply to grants made on or before May 16, 2002, and (ii) this subsection (e) shall apply to grants made on or after May 17, 2002. In no event shall an Option be exercised later than the expiration of the term of the Option, as set forth in the Option Agreement. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        12.    Stock Purchase Rights.

        (a)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

        (b)    Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

        (c)    Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

        (d)    Rights as a Stockholder.    Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

        13.    Transferability of Options and Stock Purchase Rights.    Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        14.    Adjustments Upon Changes in Capitalization, Merger or Change in Control.

        (a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right and the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

        (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

        (c)    Merger or Change in Control.    In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

        In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

        For the purposes of this subsection (c), the Option or Stock Purchase Right shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

        15.    Date of Grant.    The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        16.    Amendment and Termination of the Plan.

        (a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

        (b)    Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        17.    Conditions Upon Issuance of Shares.

        (a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b)    Investment Representations.    As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        18.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        20.    Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

MONACO COACH CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS

Thursday, May 16, 2002

10:00 a.m., local time

91320 Industrial Way

Coburg, Oregon 97408

MONACO COACH CORPORATION	proxy
91320 Industrial Way, Coburg, Oregon 97408

The undersigned stockholder of Monaco Coach Corporation, a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 12, 2002, and the 2001 Annual Report to Stockholders, and hereby appoints Kay L. Toolson and John W. Nepute, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Monaco Coach Corporation to be held on May 16, 2002, at 10:00 a.m. local time, at the Company's principal executive offices, located at 91320 Industrial Way, Coburg, Oregon 97408, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, TO AMEND THE COMPANY'S 1993 DIRECTOR OPTION PLAN, TO AMEND THE COMPANY'S 1993 INCENTIVE STOCK OPTION PLAN, TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

See reverse for voting instructions.

COMPANY #
CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE—TOLL FREE—1-800-240-6326—QUICK *** EASY *** IMMEDIATE

•                  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11 a.m. (CT) on May 15, 2002.

•                  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

•                  Follow the simple instructions the voice provides you.

VOTE BY INTERNET—http://www.eproxy.com/mnc/—QUICK *** EASY *** IMMEDIATE

•                  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 15, 2002.

•                  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Monaco Coach Corporation, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

\/ Please detach here \/

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.	Election of three Class I directors:	01 Kay L. Toolson 02 Richard A. Rouse	03 L. Ben Lytle	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Proposal to amend the Company's 1993 Director Option Plan.		☐	For	☐	Against	☐	Abstain

3.	Proposal to amend the Company's 1993 Incentive Stock Option Plan.		☐	For	☐	Against	☐	Abstain

4.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 28, 2002.		☐	For	☐	Against	☐	Abstain

5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Address Change? Mark Box	☐	Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE—ELECTION OF DIRECTORS
PROPOSAL TWO—AMENDMENT OF THE 1993 DIRECTOR OPTION PLAN
PROPOSAL THREE—AMENDMENT OF THE 1993 INCENTIVE STOCK OPTION PLAN
Amended Plan Benefits
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL FOUR—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Options Exercises in Last Fiscal Year and Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT
SECURITY OWNERSHIP
PERFORMANCE GRAPH
TOTAL RETURN TO STOCKHOLDERS (Assumes $100 Investment on 12/31/1996)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXHIBIT A
EXHIBIT B
MONACO COACH CORPORATION 1993 INCENTIVE STOCK OPTION PLAN (including amendments proposed in May 2002 and as adjusted for the 2001 stock split)